UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 14, 2011

TNP Strategic Retail Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54376	90-0413866
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 Main Street, Suite 700

Irvine, California 92614

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 833-8252

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed, on June 18, 2011, TNP Strategic Retail Trust, Inc. (the “Company”), through TNP SRT Topaz Marketplace, LLC, its indirect wholly owned subsidiary (“TNP SRT Topaz”), entered into an Assignment and Assumption Agreement with an affiliate of the Company whereby TNP SRT Topaz assumed the Real Estate Purchase Agreement and Escrow Instructions, dated April 29, 2011 (as amended, the “Purchase Agreement”), relating to the acquisition of a multitenant retail property located in Hesperia, California commonly known as the Topaz Marketplace (the “Topaz Property”) from Hesperia – Main Street, LLC, a third party seller (the “Seller”).

On September 14, 2011, TNP SRT Topaz and the Seller entered into the fifth amendment to the Purchase Agreement (the “Fifth Amendment”). The Fifth Amendment extends the outside date for the closing of the acquisition of the Topaz Property from September 14, 2011 to September 23, 2011. In connection with the Fifth Amendment, the Company increased its earnest money deposit by $1,000,000, which is applicable to the purchase price to be paid at closing, and paid the Seller a $97,500 extension fee, which is not applicable to the purchase price to be paid at closing. Both of these payments are non-refundable except in limited circumstances, such as a failure to close the acquisition of the Topaz Property due to Seller’s default or breach under the Purchase Agreement.

The acquisition of the Topaz Property is subject to substantial conditions to closing, including: (1) the sale of a sufficient number of shares of the Company’s common stock in the Company’s public offering to fund a portion of the purchase price for the Topaz Property; (2) the Company’s ability to obtain appropriate financing for the acquisition of the Topaz Property on acceptable terms; and (3) the absence of a material adverse change to the Topaz Property prior to the date of the acquisition. There is no assurance that the Company will close the acquisition of the Topaz Property on the terms described above or at all.

The material terms of the Fifth Amendment described herein are qualified in their entirety by the agreement attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Fifth Amendment to “Real Estate Purchase Agreement and Escrow Instructions,” dated September 14, 2011, by and between TNP SRT Topaz Marketplace, LLC and Hesperia – Main Street, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNP STRATEGIC RETAIL TRUST, INC.

Date: September 19, 2011	By:	/s/ James R. Wolford
James R. Wolford
Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Fifth Amendment to “Real Estate Purchase Agreement and Escrow Instructions,” dated September 14, 2011, by and between TNP SRT Topaz Marketplace, LLC and Hesperia – Main Street, LLC